SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 17, 2022

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	NNVC	NYSE-American

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On December 17, 2021, NanoViricides, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Meeting”). Of the 11,610,037 shares of the Company’s common stock and 495,173 shares of Series A Convertible Preferred Stock (“Series A Preferred Shares”) entitled to vote at the Meeting, an aggregate of 57% of the Registrant’s securities entitled to vote were present in person or by proxy, representing a majority of the Company’s outstanding voting capital stock.

(b)       At the Meeting, the Company’s stockholders re-elected Theodore (“Todd”) Rokita as a Class I Director and Makarand Jawadekar and Brian Zucker as Class II directors, respectively, for a two-year term expiring at the 2024 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The Company’s stockholders voted in favor of an award of 10,204 Series A Preferred Shares to Anil Diwan in connection with the extension of his employment as the Company’s President. The Company’s stockholders also ratified the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023. The Company did not obtain sufficient votes to approve the redomicile of the Company from a Nevada corporation to a Delaware corporation Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 15, 2022.

The voting results of the shares of the Company’s voting stock for each proposal are set forth below:

Proposal 1 – The Redomicile of the Company as a Delaware Corporation:

The information set forth in Item 8.01 of this Current Report is incorporated into this Item 5.07 by reference.

Proposal 2 – Election of Director:

Re-Election of Theodore (“Todd”) Rokita as a Class I Director:

Votes For	Votes Against/Withheld
5,988,261	797,584

Re-Election of Makarand Jawadekar as a Class II Director:

Votes For	Votes Against/Withheld
5,947,140	838,705

Re-Election of Brian Zucker as a Class II Director:

Votes For	Votes Against/Withheld
6,048,672	737,173

Proposal 3 – Approval of Convertible Preferred Stock Grant to Anil Diwan:

Votes For	Votes Against	Votes Abstained
5,722,197	1,008,862	53,786

Proposal 4 – To ratify the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023:

Votes For	Votes Against	Votes Abstained
9,255,314	88,480	332,405

Item 8.01	Other Events.

With respect to Proposal 1 regarding the redomicile of the Company as a Delaware corporation, the Annual Meeting was adjourned to February 7, 2023, at 10:00 a.m. Eastern Time. The adjourned Annual Meeting will be held at the Company’s offices located at 1 Controls Drive, Shelton, Connecticut 06484. The purpose of the adjournment is to allow additional time for the Company’s stockholders to vote on Proposal 1.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: December 22, 2022	By:	/s/ Anil Diwan
Name: Anil Diwan
Title: Chairman, President